                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported)      April 17, 2001
                                                --------------------------------


                              INTEGRAL VISION, INC.
--------------------------------------------------------------------------------
             (exact name of registrant as specified in its charter)



         MICHIGAN                      0-12728                 38-2191935
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)



            38700 GRAND RIVER AVE., FARMINGTON HILLS, MICHIGAN 48335
--------------------------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code     (248) 471-2660
                                                  ------------------------------

INTEGRAL VISION, INC.
FORM 8-K



Item 5.  Other Events

On April 17, 2001, Integral Vision issued the following press release announcing the receipt of a Nasdaq Staff Determination indicating that the Company fails to comply with the minimum bid price and market value of public float requirements for continued listing set forth in Nasdaq's Marketplace Rules 4450(a)(5) and 4450(a)(2), and that its securities are, therefore, subject to delisting from The Nasdaq National Market on April 18, 2001.

================================================================================
                              FOR IMMEDIATE RELEASE
================================================================================

                                                       CONTACT: CHARLES J. DRAKE
                                                      E-MAIL:  CDRAKE@IV-USA.COM
                                                        Telephone:  248/471-2660
                                                        Facsimile:  248/615-2971

             INTEGRAL VISION RECEIVES NASDAQ DELISTING DETERMINATION

         FARMINGTON HILLS, MI (APRIL 17, 2001) - INTEGRAL VISION, INC. (Nasdaq/NMS-INVI) today announced that it received a Nasdaq Staff Determination on April 11, 2001 indicating that the Company fails to comply with the minimum bid price and market value of public float requirements for continued listing set forth in Nasdaq's Marketplace Rules 4450(a)(5) and 4450(a)(2), and that its securities are, therefore, subject to delisting from The Nasdaq National Market on April 18, 2001.

         The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. There can be no assurance that the Panel will grant the Company's request for continued listing. In the event the Company is unable to obtain continued listing on the Nasdaq National Market or the Nasdaq SmallCap Market, the Company believes that its stock will be eligible for quotation on the OTC Bulletin Board.

         Integral Vision, Inc., an ISO 9001 registered firm, offers two machine vision-based inspection systems to the industrial manufacturer. Vision systems are used to supplement human inspection or provide quality assurance when production rates exceed human capability. More information can be found at our
Website: www.iv-usa.com.

         Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Act of 1934. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described in the forward-looking statements. Such factors and uncertainties include, but are not limited to: competitive conditions in the Company's markets and the effect of competitive products and pricing; technological development by the Company, its customers and its competition; the Company's available cash and access to debt and equity financing; and general economic conditions and conditions in the specific industries in which the company has significant customers As a result, the Company's results may fluctuate. Additional information concerning risk factors that could cause actual results to differ materially from those projected in the forward-looking statements are contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements represent the Company's best estimates as of the date of this press release. The Company assumes no obligation to update such estimates except as required by the rules and regulations of the Securities and Exchange Commission.

                                       ###

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTEGRAL VISION, INC.
                                        (Registrant)


DATE:     April 18, 2001                By:   /S/ VINCENT SHUNSKY
     -------------------------             ----------------------------
                                              Vincent Shunsky,
                                              Treasurer and Director
                                              (Acting Chief Financial Officer)